Revenues	6 Months Ended
Jun. 30, 2026
Revenues [Abstract]
Revenues
Note 10:
Revenues

The Company recognizes contract liabilities, or deferred revenues, when it receives advance payments from customers before performance obligations have been performed. The balance of deferred revenues approximates the aggregate amount of the transaction price allocated to the unsatisfied performance obligations at the end of the reporting period.

The following table presents the changes in deferred revenues balance during the six months ended June 30, 2026:

Six months ended June 30, 2026
$ thousands
Balance, beginning of the period	2,371
New performance obligations	2,547
Reclassification to revenue as a result of satisfying performance obligations	(3,618)

Balance, end of the period	1,300

The Company elected to apply the optional exemption under ASC 606 paragraph 10-50-14(a) not to disclose the remaining performance obligations that relate to contracts with an original expected duration of one year or less.